Pruco Life Insurance Company of New Jersey	Thomas C. Castano
Vice President and Corporate Counsel
Law Department

Pruco Life Insurance Company
of New Jersey
213 Washington Street
Newark, NJ 07102-2992
(973) 802-4708 fax: (973) 802-9560

September 6, 2006

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D. C. 20549

Re: Pruco Life of New Jersey Variable Appreciable Account (File No. 811-3974)

Dear Commissioners:

On behalf of Pruco Life Insurance Company of New Jersey and the Pruco Life of New Jersey Variable Appreciable Account (the “Account”), we hereby submit, pursuant to Rule 30b-2 under the Investment Company Act of 1940 (the “Act”), that the Account’s semi-annual report for the period ending June 30, 2006 has been transmitted to contract owners in accordance with Rule 30d-2 under the Act.

We incorporate by reference the following semi-annual reports for the underlying funds:

1.	Filer/Entity:	AIM Variable Insurance Funds
Registration No.:	811-07452
CIK No.:	0000896435
Accession No.:	0000950129-06-008117
Date of Filing:	08/25/06

2.	Filer/Entity:	American Century Variable Portfolios, Inc.
Registration No.:	811-05188
CIK No.:	0000814680
Accession No.:	0000814680-06-000049
Date of Filing:	08/23/06

3.	Filer/Entity:	Dreyfus Investment Portfolios
Registration No.:	811-08673
CIK No.:	0001056707
Accession No.:	0001056707-06-000014
Date of Filing:	08/18/06

4.	Filer/Entity:	Dreyfus Variable Investment Fund
Registration No.:	811-05125
CIK No.:	0000813383
Accession No.:	0000813383-06-000016
Date of Filing:	08/17/06

5.	Filer/Entity:	Franklin Templeton Variable Insurance Products Trust
Registration No.:	811-05583
CIK No.:	0000837274
Accession No.:	0001193125-06-180840
Date of Filing:	08/28/06

6.	Filer/Entity:	Goldman Sachs Variable Insurance Trust
Registration No.:	811-08361
CIK No.:	0001046292
Accession No.:	0000950123-06-011093
Date of Filing:	08/31/06

7.	Filer/Entity:	Janus Aspen Series
	Registration No.:	811-07736
	CIK No.:	0000906185
	Accession No.:	0001104659-06-056995
	Date of Filing:	08/24/06

8.	Filer/Entity:	MFS Variable Insurance Trust - Emerging Growth Series
Registration No.:	811-8326
CIK No.:	0000918571
Accession No.:	0000950156-06-000416
Date of Filing:	08/29/06

9.	Filer/Entity:	Oppenheimer Variable Account Funds
Registration No.:	811-04108
CIK No.:	0000752737
Accession No.:	0000935069-06-002297
Date of Filing:	08/25/06

10.	Filer/Entity:	T. Rowe Price International Stock Portfolio
Registration No.:	811-07143
CIK No.:	0000918294
Accession No.:	0000918294-06-000037
Date of Filing:	08/24/06

11.	Filer/Entity:	ProFunds VP
Registration No.:	811-08239
CIK No.:	0001039803
Accession No.:	0001193125-06-185884
Date of Filing:	09/06/06

12.	Filer/Entity:	M Funds, Inc.
	Registration No.:	811-09082
	CIK No.:	0000948258
	Accession No.:	0001104659-06-059626
	Date of Filing:	09/06/06

13.	Filer/Entity:	The Prudential Series Fund, Inc.
Registration No.:	811-03623
CIK No.:	0000711175
Accession No.:	0001193125-06-183738
Date of Filing:	08/31/06

If you have any questions regarding this filing, please contact me at (973) 802-4708.

Sincerely,

_/s/_____________________________
Thomas C. Castano

VIA EDGAR